EXHIBIT 13.1

CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Kodiak Oil & Gas Corp. (the “Company”) on Form 20-F for the period ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Annual Report”), I, Lynn A. Peterson, Chief Executive Officer and Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(s)	The information contained in this Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:    May 1, 2006

By:   /s/ Lynn A. Peterson
       ______________________________________
        Lynn A Peterson
        Chief Executive Officer and
        Principal Financial Officer